SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2006

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-1173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On June 6, 2006, the Registrant’s Board of Directors approved a revised Code of Business Conduct and Ethics, (the “Code”), applicable to all employees, directors, and officers, including the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

The updated Code provides additional detail with respect to the information it contains, includes new sections, such as a section on Intellectual Property, and reflects changes in the law (e.g., the Sarbanes-Oxley Act of 2002, the Health Insurance Portability and Accountability Act and the Gramm-Leach Bliley Act.)

A copy of the Code is available upon written request as provided in the Registrant’s most recently filed Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2006

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ Richard G. Schultz

Name: Richard G. Schultz

Title: Vice President, Counsel and Associate Secretary